                                                                   Exhibit 10.24

                               BEARINGPOINT, INC.

                          2000 LONG-TERM INCENTIVE PLAN

           (AS AMENDED AND RESTATED EFFECTIVE AS OF FEBRUARY 2, 2007)

                                 I. INTRODUCTION

1.1 PURPOSES. The purposes of the 2000 Long-Term Incentive Plan (this "Plan") of BearingPoint, Inc., a Delaware corporation (the "Company"), are (i) to align the interests of the Company's stockholders and the recipients of awards under this Plan by providing a means to increase the proprietary interest of such recipients in the Company's growth and success, (ii) to advance the interests of the Company by increasing its ability to attract and retain highly competent employees (including the Company's executive officers), Non-Employee Directors and consultants and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders.

      This Plan is a continuation, and amendment and restatement, of the BearingPoint, Inc. 2000 Long-Term Incentive Plan, the provisions of which shall continue to control with respect to any options or stock awards outstanding thereunder to the extent necessary to avoid establishment of a new measurement date for financial accounting purposes.

1.2   CERTAIN DEFINITIONS.

      "AFFILIATE" shall mean (i) any subsidiary corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, as described in Section 424(f) of the Code and (ii) any other entity in which the Company has an equity interest or with which the Company has a significant business relationship.

      "AGREEMENT" shall mean the written agreement evidencing an award hereunder between the Company and the recipient of such award.

      "AWARD" shall mean any award under this Plan.

      "BOARD" shall mean the Board of Directors of the Company.

      "BONUS STOCK" shall mean shares of Common Stock which are not subject to a Restriction Period or Performance Measures.

      "BONUS STOCK AWARD" shall mean an award of Bonus Stock under this Plan.

      "CHANGE IN CONTROL" shall have the meaning set forth in Section 7.8(b).

      "CODE" shall mean the Internal Revenue Code of 1986, as amended.

      "COMMITTEE" shall mean the committee designated by the Board which shall consist of two or more members of the Board, each of whom may be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act.

      "COMMON STOCK" shall mean the common stock, $0.01 par value, of the Company.

      "COMPANY" shall have the meaning set forth in Section 1.1.

      "DISABILITY" shall mean, unless otherwise provided by the Committee in an Agreement, the inability of the recipient of an award to perform substantially such recipient's duties and responsibilities for a continuous period of at least six months, as determined solely by the Committee.

      "DISCRETIONARY DIRECTOR OPTIONS" shall have the meaning set forth in
      Section 6.5.

      "DISCRETIONARY DIRECTOR RESTRICTED STOCK AWARD" shall have the meaning set forth in Section 6.6.

      "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

      "FAIR MARKET VALUE" shall mean the closing price of a share of Common Stock as reported on the New York Stock Exchange on the date as of which such value is being determined or, if there shall be no reported transactions on such date, on the next preceding date for which a transaction was reported; provided, however, that if the Common Stock is not traded on the New York Stock Exchange, Fair Market Value may be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

      "FREE-STANDING SAR" shall mean an SAR which is not issued in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

      "INCENTIVE STOCK OPTION" shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

      "IPO" shall mean the initial public offering of Common Stock of the Company on February 8, 2001 pursuant to an effective registration statement under the Securities Act of 1933, as amended.

      "NON-EMPLOYEE DIRECTOR" shall mean any director of the Company who is not an officer or employee of the Company or any subsidiary of the Company.

      "NON-STATUTORY STOCK OPTION" shall mean an option to purchase shares of Common Stock which is not an Incentive Stock Option.

      "PERFORMANCE CASH" shall mean a right, contingent upon the attainment of specified Performance Measures within a specified Performance Period, to receive an amount of cash other than a Performance Share Award or an SAR.

      "PERFORMANCE CASH AWARD" shall mean an award of Performance Cash under this Plan.

      "PERFORMANCE MEASURES" shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the exercisability of all or a portion of an option or SAR, (ii) as a condition to the grant of a Stock Award or (iii) during the applicable

      Restriction Period or Performance Period as a condition to the holder's receipt, in the case of a Restricted Stock Award, of the Restricted Stock subject to such award, or, in the case of a Performance Share Award, of the shares of Common Stock, or in the case of a Performance Cash Award, of the cash, subject to such award and/or of payment with respect to such award. Such criteria and objectives may include one or more of the following: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, net income, return to stockholders (including dividends), return on equity, earnings of the Company, revenues, market share, cash flow, return on assets, costs, shareholder value, EBIT (earnings before interest and taxes), EBITDA (earnings before interest, taxes, depreciation and amortization), funds from operations, cash from operations, net cash flow, net cash flow before financing activities, other cash flow measures, total shareholder return, return on capital, return on invested capital, operating income, after-tax operating income, proceeds from dispositions, or cost reduction goals, or any combination of the foregoing. In the sole discretion of the Committee, the Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in law or accounting principles.

      "PERFORMANCE PERIOD" shall mean any period designated by the Committee during which the Performance Measures applicable to a Performance Share Award or Performance Cash Award shall be measured.

      "PERFORMANCE SHARE" shall mean a right, contingent upon the attainment of specified Performance Measures within a specified Performance Period, to receive one share of Common Stock, which may be Restricted Stock or, in lieu of all or a portion thereof, the Fair Market Value of such share of Common Stock in cash.

      "PERFORMANCE SHARE AWARD" shall mean an award of Performance Shares under this Plan.

      "PERSON" shall have the meaning set forth in Section 7.8(b)(iii).

      "RESTRICTED STOCK" shall mean either (i) shares of Common Stock which are subject to a Restriction Period, or (ii) Common Stock equivalent units which are subject to a Restriction Period.

      "RESTRICTED STOCK AWARD" shall mean an award of Restricted Stock under this Plan.

      "RESTRICTION PERIOD" shall mean any period designated by the Committee during which the Restricted Stock subject to a Restricted Stock Award is subject to forfeiture and may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award.

      "RETIREMENT" shall mean, unless otherwise provided by the Committee in an Agreement, termination of employment with or service to the Company by reason of retirement on or after age 65.

      "SAR" shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

      "STOCK AWARD" shall mean a Restricted Stock Award or a Bonus Stock Award.

      "STOCK BASED AWARDS LIMITATIONS" shall have the meaning set forth in
      Section 1.5(e).

      "TANDEM SAR" shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Non-Statutory Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

      "TAX DATE" shall have the meaning set forth in Section 7.5.

      "TEN PERCENT HOLDER" shall have the meaning set forth in Section 2.1(a).

1.3 ADMINISTRATION. This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Non-Statutory Stock Options, (ii) SARs in the form of Tandem SARs or Free-Standing SARs, (iii) Stock Awards in the form of Restricted Stock or Bonus Stock, (iv) Performance Shares and
      (v) Performance Cash. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock, the number of SARs, the number of Performance Shares and the amount of Performance Cash subject to such an award, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding Restricted Stock Award shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding Performance Share Award or Performance Cash Award shall lapse and (iv) the Performance Measures applicable to any outstanding award (if any) shall be deemed to be satisfied at the maximum or any other level. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be final, binding and conclusive.

      The Committee may delegate some or all of its power and authority hereunder to the Board, the Chief Executive Officer or any other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority to the Chief Executive Officer or any other executive officer of the Company with regard to the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer or other person. The Committee may engage or authorize the engagement of a third party administrator to carry out administrative functions under the Plan.

      No member of the Board or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee, the Chief Executive Officer and any such other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law, except as otherwise may be provided in the Company's Certificate of Incorporation and/or By-laws, and under any directors' and officers' liability insurance that may be in effect from time to time.

      A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present, or (ii) acts approved in writing by all of the members of the Committee without a meeting.

1.4 ELIGIBILITY. Participants in this Plan shall consist of the Company's employees (including its executive officers), Non-Employee Directors and consultants, and persons expected to become employees (including executive officers), Non-Employee Directors and consultants, of the Company and its Affiliates, as the Committee in its sole discretion may select from time to time, and such other persons designated by the Committee pursuant to
      Section 7.13. For purposes of this Plan, references to employment also shall mean a consulting relationship and references to employment by the Company also shall mean employment by an Affiliate. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Non-Employee Directors of the Company shall be eligible to participate in this Plan in accordance with Article VI.

1.5   SHARES AVAILABLE.

      (a) Shares Available. The number of shares of Common Stock that are authorized for grants or awards under this Plan (the "Authorized Shares") is 92,179,333. The Board and the appropriate officers of the Company are authorized to take from time to time whatever actions are necessary, and to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that shares of Common Stock are available for issuance pursuant to Awards.

      (b) Maximum Grants of Incentive Stock Options. Subject to adjustment as provided in Section 7.7, the maximum number of shares that may be granted as Incentive Stock Options shall be 92,179,333.

      (c) Restoration of Available Shares. To the extent that shares of Common Stock subject to an outstanding option (except to the extent shares of Common Stock are issued or delivered by the Company in connection with the exercise of a Tandem SAR), Free-Standing SAR, Stock Award or Performance Share Award are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award or otherwise in a manner such that all or some of the shares covered by an Award are not issued to a Participant or are exchanged for Awards that do not involve Common Stock, then such shares of Common Stock shall again be available under this Plan. Notwithstanding the foregoing, in the case of any SAR settled upon exercise by delivery of shares of Common Stock, the full number of shares with respect to which the SAR was exercised shall count against the number of Authorized Shares and shall not again become available under this Plan.

      (d) Available Common Stock. Shares of Common Stock shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of

            Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

      (e) Limitations on Awards to Employees. Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to any Awards to employees made hereunder:

            (i) no employee may be granted, during any calendar year, Awards consisting of Options or SARs (including Options or SARs that are granted as Performance Awards) that are exercisable for more than 2,750,000 shares of Common Stock;

            (ii) no employee may be granted, during any calendar year, Awards consisting of Stock Awards (including Stock Awards that are granted as Performance Awards) covering or relating to more than 1,375,000 shares of Common Stock (the limitation set forth in this clause (ii), together with the limitations set forth in clause (i) above, being hereinafter collectively referred to as the "Stock Based Awards Limitations"); and

            (iii) no employee may be granted employee Awards consisting of
                  Performance Cash Awards in respect of any calendar year having a value determined on the Grant Date in excess of $5,000,000.

                 II. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1 STOCK OPTIONS. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option shall be a Non-Statutory Stock Option. An Incentive Stock Option may not be granted to any person who is not an employee of the Company or any parent or subsidiary (as defined in Section 424 of the Code). Each Incentive Stock Option shall be granted within ten years of November 15, 2006. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company or any parent or subsidiary as defined in Section 424 of the Code) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Non-Statutory Stock Options.

      Notwithstanding anything herein to the contrary, without the prior approval of the Company's stockholders, options issued under the Plan will not be repriced, replaced, or regranted through cancellation or by decreasing the exercise price of a previously granted option, except as expressly provided by the adjustment provisions of Paragraph 7.7.

      Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

      (a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of the option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; and provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or subsidiary as defined in Section 424 of the Code) (a "Ten Percent Holder"), the purchase price per share of Common Stock shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

      (b) Exercise Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no option shall be exercised later than ten years, or ten and one-half years in certain countries to take advantage of favorable local laws, after its date of grant; and provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

      (c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and by accompanying such notice with payment therefor in full (or by arranging for such payment to the Company's satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of Shares of Common Stock having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (D) a combination of (A) and (B), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. The Company shall have sole discretion to disapprove of an election pursuant to any of clauses (i)(B)-(D). Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 7.5, have been paid (or arrangement made for such payment to the Company's satisfaction).

2.2 STOCK APPRECIATION RIGHTS. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

      Notwithstanding anything herein to the contrary, without the prior approval of the Company's stockholders, SARs issued under the Plan will not be repriced, replaced, or regranted through cancellation or by decreasing the exercise price of a previously granted SAR, except as expressly provided by the adjustment provisions of Paragraph 7.7.

      SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

      (a) Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the exercise price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR.

      (b) Exercise Period and Exercisability. The Agreement relating to an award of SARs shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. The period for the exercise of an SAR shall be determined by the Committee but in no event may an SAR be exercised more than ten years, or ten and one-half years in certain countries to take advantage of favorable local laws, after its date of grant; provided, however, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of an SAR for shares of Common Stock, including Restricted Stock, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

      (c) Method of Exercise. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (i) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (ii) by executing such documents as the Company may reasonably request.

2.3 TERMINATION OF EMPLOYMENT OR SERVICE. Subject to the requirements of the Code, all of the terms relating to the exercise, cancellation or other disposition of an option or SAR upon a termination of employment with or service to the Company of the recipient of such option or SAR, as the case may be, whether by reason of Disability, Retirement, death or any other reason, shall be determined by the Committee.

                                III. STOCK AWARDS

3.1 STOCK AWARDS. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award or Bonus Stock Award.

3.2 TERMS OF STOCK AWARDS. Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

      (a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award or Bonus Stock Award and the Performance Measures (if any) and Restriction Period applicable to a Restricted Stock Award shall be determined by the Committee. Bonus Stock Awards shall not be subject to any Performance Measures or Restriction Periods.

      (b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the Restricted Stock subject to such award (i) if specified Performance Measures are satisfied or met during the specified Restriction Period or (ii) if the holder of such award remains continuously in the employment of or service to the Company during the specified Restriction Period and for the forfeiture of all or a portion of the shares of Common Stock subject to such award
            (x) if specified Performance Measures are not satisfied or met during the specified Restriction Period or (y) if the holder of such award does not remain continuously in the employment of or service to the Company during the specified Restriction Period.

      (c) Share Certificates. During the Restriction Period, a certificate or certificates representing a Restricted Stock Award may be registered in the holder's name or a nominee name at the discretion of the Company and may bear a legend, in addition to any legend which may be required pursuant to Section 7.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. As determined by the Committee, all certificates registered in the holder's name shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), or upon the grant of a Bonus Stock Award, in each case subject to the Company's right to require payment of any taxes in accordance with Section 7.5, a certificate or certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

      (d) Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of the Agreement relating to a Restricted Stock Award, (i) the holder of a Restricted Stock Award denominated in shares of Common Stock shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that a distribution with respect to shares of Common Stock, other than a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made, and (ii) the holder of a Restricted Stock Award denominated in Common Stock equivalent units shall have no rights as a stockholder of the Company unless and until shares of Common Stock are issued and delivered to the holder of the Restricted Stock Award with respect to such Common Stock equivalent units; provided, however, that a Restricted Stock Award denominated in Common Stock equivalent units may provide for the payment of dividend equivalents which correspond to the payment of dividends on Common Stock.

3.3 TERMINATION OF EMPLOYMENT OR SERVICE. All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period relating to a Restricted Stock Award, or any forfeiture and cancellation of such award upon a termination of employment with or service to the Company of the recipient of such award, whether by reason of Disability, Retirement, death or any other reason, shall be determined by the Committee.

                             IV. PERFORMANCE AWARDS

4.1 PERFORMANCE SHARE AWARDS AND PERFORMANCE CASH AWARDS. The Committee may, in its discretion, grant Performance Share Awards and Performance Cash Awards to such eligible persons as may be selected by the Committee.

4.2 TERMS OF PERFORMANCE SHARE AWARDS AND PERFORMANCE CASH AWARDS. Performance Share Awards and Performance Cash Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

      (a) Number of Performance Share Awards; Amount of Performance Cash Awards; and Performance Measures. Performance Share Awards and Performance Cash Awards granted to employees under this Plan that are intended to qualify as qualified performance-based compensation under Section 162(m) of the Code shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Measures established by the Committee prior to the earlier to occur of (x) 90 days after the commencement of the period of service to which the Performance Measure relates and (y) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Measure is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Measure may be based on one or more business criteria that apply to the employee, one or more business units, segments or otherwise of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies. Unless otherwise stated, such a Performance Measure need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Performance Measures and Performance Share Awards and Performance Cash Awards intended to comply with Section 162(m) of the Code, it is the intent of this Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulation
            Section 1.162-27(e)(2)(i), as to grants to those employees whose compensation is, or is likely to be, subject to Section 162(m) of the Code, and the Committee in establishing such goals and interpreting this Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Measures applicable to such Awards, the Committee must certify in writing that applicable Performance Measures and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any such Awards made pursuant to this Plan shall be determined by the Committee.

      (b) Vesting and Forfeiture. The Agreement relating to a Performance Share Award and Performance Cash Awards shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such award, if specified Performance Measures are satisfied or met during the specified Performance Period, and for the forfeiture of all or a portion of such award, if specified Performance Measures are not satisfied or met during the specified Performance Period.

      (c) Settlement of Vested Performance Share Awards and Performance Cash Awards.

            (i) The Agreement relating to a Performance Share Award (A) shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof and (B) may specify whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on or the deemed reinvestment of any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. If a Performance Share Award is settled in shares of Restricted Stock, a certificate or certificates representing such

                  Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the settlement of a Performance Share Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

            (ii) The Agreement relating to a Performance Cash Award shall provide that the award will be settled in cash and may, if determined by the Committee, earn interest or other earnings on a deemed investment which the award holder shall be entitled to receive on a current or deferred basis, all as specified in the Agreement governing the award.

4.3 TERMINATION OF EMPLOYMENT OR SERVICE. All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Share Award or a Performance Cash Award, or any forfeiture and cancellation of such award upon a termination of employment with or service to the Company of the recipient of such award, whether by reason of Disability, Retirement, death or other termination, shall be determined by the Committee.

                           V. OTHER STOCK-BASED AWARDS

      In addition to Restricted Stock Awards, the Committee may from time to time grant other stock-based awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. Other stock-based awards may be denominated in cash, in Common Stock or other securities, in stock-equivalent units, in stock appreciation units, in securities or debentures convertible into Common Stock, or in any combination of the foregoing and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Committee.

                VI. PROVISIONS RELATING TO NON-EMPLOYEE DIRECTORS

6.1 ELIGIBILITY. Each Non-Employee Director shall be eligible to participate in this Plan as provided in this Article VI.

6.2 AUTOMATIC GRANTS OF STOCK OPTIONS. Each Non-Employee Director shall automatically be granted Non-Statutory Stock Options as follows:

      (a) Time of Grant. Automatic grants of Non-Statutory Stock Options shall be made on the dates specified below:

            (1) Each person who is serving as a Non-Employee Director as of March 20, 2001 shall automatically be granted, on the date that the next Non-Employee Director is elected, an option to purchase 15,000 shares of Common Stock.

            (2) Each person who is first elected or first begins to serve as a Non-Employee Director on or after March 20, 2001 shall automatically be granted, on the date of such initial election or service, an option to purchase 15,000 shares of Common Stock.

            (3) Each person who is a Non-Employee Director shall automatically be granted an option to purchase 5,000 shares of Common Stock on the date he or she is first elected to serve as Chair of the Audit Committee of the Board of Directors of the Company.

      (b) Purchase Price. The purchase price per share of Common Stock purchasable upon exercise of an option granted under this Section
            6.2 shall be 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option.

      (c)   Exercise Period and Exercisability. Each option granted under
            Section 6.2(a)(1) or Section 6.2(a)(2) shall be fully exercisable on and after the one year anniversary of its date of grant and each option granted under Section 6.2(a)(3) shall be fully exercisable on and after the day preceding the day of the next annual meeting of stockholders of the Company following its date of grant. Each option granted under this Section 6.2 shall expire 10 years after its date of grant. An exercisable option, or portion thereof, may be exercised in whole or in part only with respect to whole shares of Common Stock. Options granted under this Section 6.2 shall be exercisable in accordance with Section 2.1(c).

      (d) Cessation of Automatic Grants. No further grants shall be made under this Section 6.2 commencing as of January 1, 2007.

6.3   AUTOMATIC GRANT OF STOCK OPTION -- TERMINATION OF DIRECTORSHIP.

      (a) Disability. If the recipient of an option granted under Section 6.2 ceases to be a director of the Company by reason of Disability, each such option held by the holder thereof shall be exercisable only to the extent such option is exercisable on the effective date of such recipient's ceasing to be a director and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of the (i) date which is one year after the effective date of such recipient's ceasing to be a director and (ii) the expiration date of the term of such option.

      (b) Retirement. If the recipient of an option granted under Section 6.2 ceases to be a director of the Company by reason of Retirement, each such option held by the holder thereof shall be exercisable only to the extent such option is exercisable on the effective date of such recipient's ceasing to be a director and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of the (i) date which is three months after the effective date of such recipient's ceasing to be a director and (ii) the expiration date of the term of such option.

      (c) Death. If the recipient of an option granted under Section 6.2 ceases to be a director of the Company by reason of death, each such option held by the holder thereof shall be exercisable only to the extent such option is exercisable on the effective date of such recipient's ceasing to be a director and may thereafter be exercised by such holder's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of the (i) date which is one year after the date of such recipient's death and (ii) the expiration date of the term of such option.

      (d)   Other Termination. If the recipient of an option granted under
            Section 6.2 ceases to be a director of the Company for any reason other than Disability, Retirement or death, each such option held by the holder thereof shall be exercisable only to the extent such option is exercisable on the effective date of such recipient's ceasing to be a director and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of the (i) date which is three months after the effective date of such recipient's ceasing to be a director and (ii) the expiration date of the term of such option.

      (e) Death Following Termination of Directorship. If the recipient of an option granted under Section 6.2 dies during the period set forth in
            Section 6.3(a) following such recipient's ceasing to be a director of the Company by reason of Disability, or if such recipient dies during the period set forth in Section 6.3(b) following such recipient's Retirement, or if such a recipient dies during the period set forth in Section 6.3(d) following such recipient's ceasing to be a director for any reason other than by reason of Disability or Retirement, each such option held by the holder thereof shall be exercisable only to the extent that such option is exercisable on the date of the recipient's death and may thereafter be exercised by such holder's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of the (i) date which is one year after the date of such recipient's death and (ii) the expiration date of the term of such option.

6.4 AUTOMATIC GRANTS OF RESTRICTED STOCK AWARDS. Each Non-Employee Director shall be granted a Restricted Stock Award as follows:

      (a) Time of Grant. Each person who is serving as a Non-Employee Director immediately following any annual meeting of stockholders of the Company held on or after November 4, 2003 shall automatically be granted, on the date of such meeting, a Restricted Stock Award for 8,000 shares of Common Stock, unless the Compensation Committee determines that such Restricted Stock Award shall be in Common Stock equivalent units with dividend equivalents.

      (b) Vesting. The Restricted Stock Award shall be fully vested upon grant.

      (c) Restriction Period. The Restriction Period for the Restricted Stock Award shall be the period of time during which the Non-Employee Director provides services as a member of the Board. The Restriction Period shall terminate on the date that the Non-Employee Director ceases to serve as a member of the Board.

      (d) Cessation of Automatic Grants. No further grants shall be made under this Section 6.4 commencing as of January 1, 2007.

6.5 DISCRETIONARY GRANTS OF STOCK OPTIONS. The Committee may, in its discretion, grant options to purchase shares of Common Stock ("Discretionary Director Options") to all Non-Employee Directors or to any one or more of them. Each Discretionary Director Option shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

      (a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to a Discretionary Director Option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of the option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option.

      (b) Exercise Period and Exercisability. The period during which a Discretionary Director Option may be exercised shall be determined by the Committee. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of a Discretionary Director Option or to the exercisability of all or a portion of a Discretionary Director Option. The Committee shall determine whether a Discretionary Director Option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable Director Discretionary Option, or portion thereof, may be exercised only with respect to whole shares of Common Stock. Each Discretionary Director Option shall be exercisable in accordance with Section 2.1(c).

      (c) Termination of Directorship. All of the terms relating to the exercise, cancellation or other disposition of a Discretionary Director Option upon a termination of service as a director of the Company of the recipient of a Discretionary Director Option, whether by reason of Disability, Retirement, death or any other reason, shall be determined by the Committee.

6.6 DISCRETIONARY GRANTS OF RESTRICTED STOCK AWARDS. The Committee may, in its discretion, grant Restricted Stock Awards ("Discretionary Director Restricted Stock Awards") to all Non-Employee Directors or to any one or more of them. Each Discretionary Director Restricted Stock Award shall contain such terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

                                  VII. GENERAL

7.1 EFFECTIVE DATE AND TERM OF PLAN. This amended and restated Plan shall be submitted to the stockholders of the Company for approval within 12 months of November 15, 2006, the date of its adoption by the Board, and, if approved, shall become effective as of the date of such adoption by the Board. No option granted under the amended and restated Plan may be exercised prior to the date of such stockholder approval. If stockholder approval is not obtained, this Plan shall continue in the form prior to this amendment and restatement. This Plan shall terminate 10 years after its effective date or if the amended and restated Plan is approved by stockholders, 10 years after November 15, 2006, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to such termination.

7.2   AMENDMENTS.

      (a) The Board or the Committee may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 422 of the Code; provided, however, that no amendment shall be made without stockholder approval if such amendment would (i) increase the maximum number of shares of Common Stock available under this Plan (subject to Section 7.7), (ii) effect any change inconsistent with Section 422 of the Code or (iii) extend the term of this Plan. Except as provided in Section 7.2(b), no amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

      (b) 409A Compliance: It is the intent of the Company in establishing this Plan that the terms and provisions of the Plan and any Agreement comply with Section 409A of the Code. The Board or the Committee may amend any provision of this Plan and/or any outstanding Award at any time in order that this Plan and Awards made hereunder be compliant with Section 409A of the Code. Any such amendment may be retroactively effective including impairing an outstanding Award or otherwise adversely affecting an outstanding award to the extent determined necessary in the judgment of the Committee or the Board in order to comply with Section 409A of the Code. The Board and Committee shall have the sole discretion and power to effect such amendments, and a determination by the Board or the Committee of the necessity for and scope of any such amendment shall be final, binding and conclusive upon all persons holding awards or to be granted awards under this Plan for all purposes.

7.3 AGREEMENT. No Award shall be valid until an Agreement is executed by the Company and the recipient of such Award and, upon execution by each party and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.

7.4 NON-TRANSFERABILITY OF AWARDS. Unless the Committee provides for the transferability of a particular award and such transferability is specified in the Agreement relating to such award, including by an amendment to an Agreement, no Award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures stated in Section 7.11 or otherwise approved by the Company. Except to the extent permitted by the foregoing sentence or the Agreement relating to the Award, (a) each Award may be exercised or settled during the recipient's lifetime only by the recipient or the recipient's legal representative or similar person, and (b) no Award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any such Award, such Award and all rights thereunder shall immediately become null and void. In no circumstances may an Award be transferred for value or consideration.

7.5 TAX WITHHOLDING. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an Award made hereunder, payment by the holder of such Award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such Award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the "Tax Date"), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award; provided, however, that the Company shall have sole discretion to disapprove of an election pursuant to any of clauses (ii)(B)-(E). Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

7.6 RESTRICTIONS ON SHARES. Each Award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise or settlement of such award or the delivery of shares thereunder, such Award shall not be exercised or settled and such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Committee may provide for such restrictions upon the transferability of shares of Common Stock delivered pursuant to any Award made hereunder as it deems appropriate and such restrictions shall be specified in the Agreement relating to such award. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any Award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder and such other restrictions, if any, specified in the Agreement relating to the Award pursuant to which such shares were delivered.

7.7   ADJUSTMENT.

      (a) The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the existing Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

      (b) In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, then (i) the number of shares of Common Stock reserved under this Plan and the number of shares of Common Stock available for issuance pursuant to specific types of Awards as described in Section 1.5, (ii) the number of shares of Common Stock covered by outstanding Awards, (iii) the exercise price or other price in respect of such Awards, (iv) the appropriate Fair Market Value and other price determinations for such Awards, and (v) the Stock Based Awards Limitations shall each be proportionately adjusted by the Board as appropriate to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting Common Stock or any distribution to holders of Common Stock of securities or property (including cash dividends that the Board determines are not in the ordinary course of business but excluding normal cash dividends or dividends payable in Common Stock), the Board shall make appropriate adjustments to (i) the number of shares of Common Stock reserved under this Plan and the number of shares of Common Stock available for issuance pursuant to specific types of Awards as described in
            Section 1.5, (ii) the number of shares of Common Stock covered by Awards, (iii) the exercise price or other price in respect of such Awards, (iv) the appropriate Fair Market Value and other price determinations for such Awards, and (v) the Stock Based Awards Limitations to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without increasing, the value of such Awards. In the event of a corporate merger, consolidation, acquisition of assets or stock, separation, reorganization or liquidation, the Board shall be authorized (x) to assume under this Plan previously issued compensatory awards, or to substitute new Awards for previously issued compensatory awards, including Awards, as part of such adjustment; (y) to cancel Awards that are Options or SARs and give the Participants who are the holders of such Awards notice and opportunity to exercise for 15 days prior to such cancellation; or
            (z) to cancel any such Awards and to deliver to the Participants cash in an amount that the Board shall determine in its sole discretion is equal to the fair market value of such Awards on the date of such event, which in the case of Options or SARs shall be the excess of the Fair Market Value of Common Stock on such date over the exercise or strike price of such Award.

7.8 CHANGE IN CONTROL. Except as may be otherwise provided in any Agreement evidencing an Award entered into after January 1, 2007, Awards shall be subject to the following provisions:

      (a)   (i)   Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control in connection with which the holders of Common Stock receive shares of common stock that are registered under Section 12 of the Exchange Act, (A) all outstanding options and SARS shall immediately become exercisable in full, (B) the Restriction Period applicable to any outstanding Restricted Stock Award shall lapse, (C) the Performance Period applicable to any outstanding Performance
                  Share Award or Performance Cash Award shall lapse, (D) the
                  Performance Measures applicable to any outstanding award shall be deemed to be satisfied at the maximum level and (E) there shall be substituted for each share of Common Stock available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share in the case of an option and the base price in the case of an SAR shall be appropriately adjusted by the Committee (whose determination shall be final, binding and conclusive), such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price.

            (ii) Notwithstanding any provision in this Plan or any Agreement, in the event of any Change in Control other than a Change in Control in connection with which the holders of Common Stock receive shares of common stock that are registered under
                  Section 12 of the Exchange Act, each outstanding award shall be surrendered to the Company by the holder thereof, and each such award shall immediately be cancelled by the Company, and the holder shall receive, within ten days of the occurrence of a Change in Control, a cash payment from the Company in an amount equal to (I) in the case of an option, the number of shares of Common Stock then subject to such option, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the purchase price per share of Common Stock subject to the option, (II) in the case of a Free-Standing SAR, the number of shares of Common Stock then subject to such SAR, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the base price of the SAR, (III) in the case of a Restricted Stock Award or Performance Share Award, the number of shares of Common Stock or the number of Performance Shares, as the case may be, then subject to such award, multiplied by the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control and (IV) in the case of a Performance Cash Award, the maximum amount payable under the award determined as if Performance Measures applicable to the award were satisfied at the maximum level. In the event of such a Change in Control, each Tandem SAR shall be surrendered by the holder thereof and shall be cancelled simultaneously with the cancellation of the related option. The Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 and the rules and regulations thereunder.

      (b) Change in Control. For the purpose of this Plan, a "Change in Control" shall mean:

            (i) a sale or transfer of all or substantially all of the assets of the Company on a consolidated basis in any transaction or series of related transactions;

            (ii) any merger, consolidation or reorganization to which the Company is a party, except for a merger, consolidation or reorganization in which the Company is the surviving corporation and, after giving effect to such merger, consolidation or reorganization, the holders of the Company's outstanding equity (on a fully diluted basis) immediately prior to the merger, consolidation or reorganization will own in the aggregate immediately following the merger, consolidation or reorganization the Company's outstanding equity (on a fully diluted basis) either (i) having the ordinary voting power to elect a majority of the members of the Company's board of directors to be elected by the holders of Common Stock and any other class which votes together with the Common Stock as a single class or (ii) representing at least 50% of the equity value of the Company as reasonably determined by the Board;

            (iii) individuals who, as of the date hereof, constitute the Board
                  (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided, however, that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the holders of the Company's equity, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed to have been a member of the Incumbent Board; and provided further, that no individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by any individual, entity or group (a "Person") other than the Board, including any "person" within the meaning of Section 13(d) of the Exchange Act, for the purpose of opposing a solicitation by any other Person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall be deemed to have been a member of the Incumbent Board; or

            (iv) any Person or its affiliates, acquires beneficial ownership of 30% or more of the outstanding equity of the Company generally entitled to vote on the election of directors.

7.9 NO RIGHT OF PARTICIPATION OR EMPLOYMENT. No person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by the Company or any Affiliate of the Company or affect in any manner the right of the Company or any Affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

7.10 RIGHTS AS STOCKHOLDER. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

7.11 DESIGNATION OF BENEFICIARY. If permitted by the Company, a holder of an award may file with the Committee a written designation of one or more persons as such holder's beneficiary or beneficiaries (both primary and contingent) in the event of the holder's death. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR. Each beneficiary designation shall become effective only when filed in writing with the Committee during the holder's lifetime on a form prescribed by the Committee. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding option and SAR hereunder held by such holder, to the extent exercisable, may be exercised by such holder's executor, administrator, legal representative or similar person.

7.12 GOVERNING LAW. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

7.13 GRANTING AWARDS TO FOREIGN PERSONS. Without the amendment of this Plan, the Committee may grant awards to persons designated by the Committee from time to time, who otherwise are eligible persons under Section 1.4 and who are subject to the laws of foreign countries or jurisdictions. The Committee may grant awards to such persons on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of the laws of other countries or jurisdictions in which the Company or its Affiliates operate or have employees or other persons who are eligible persons under Section 1.4.

7.14 ADDITIONAL PROVISIONS APPLICABLE TO OPTIONS GRANTED PRIOR TO IPO. In order to comply with certain requirements of the California Corporate Securities Law of 1968, as amended, this Section shall apply to options granted under this Plan prior to an IPO (a "Pre-IPO Option"). The terms set forth in the Agreements pursuant to which Pre-IPO Options are granted on January 31, 2000 (the "January 31, 2000 Options") relating to (i) the period during which an option may be exercised, (ii) the exercise, cancellation or other disposition of an option upon a termination of employment with the Company of the recipient of such option, whether by reason of Disability, Retirement, death or any other reason, (iii) restrictions on the transferability of an option and (iv) the providing of annual financial statements to the holder of an option are hereby incorporated into this Plan by reference as if set forth herein verbatim and shall apply in all respects only to all Pre-IPO Options granted to eligible persons; provided, however, that Pre-IPO Options may be granted under this Plan having exercise periods different from those of the January 31, 2000 Options so long as each such Pre-IPO Option becomes exercisable at a rate of at least 20% per year during the five-year period commencing on the date of grant of such Pre-IPO Option.